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                                                                    Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Verio Inc.:

           We consent to the use of our report incorporated herein by reference.

                                       /s/ KPMG LLP
                                       ------------
                                       KPMG LLP

Denver, Colorado
May 3, 2000